                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS



IN RE:  Aerovox, Inc.                                     CASE NO.:  01-14680jnf

                                                          JUDGE:  Joan N. Feeney



DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING July 28, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing July 1, 2001 and ending July 28, 2001 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages
-----
1 - 5    Monthly Reporting Questionnaire (Attachment 1)

6 - 7    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  8      Summary of Accounts Receivable (Form OPR-3)

9 - 10   Schedule of Post-petition Liabilities (Form OPR-4)

  11     Income Statement (Form OPR-5)

  12     Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  August 15, 2001
       ---------------

                            DEBTOR(S)-IN-POSSESSION

                                         By: ___________________________________
                                                        (Signature)
                                         _______________________________________
                                                        (Signature)

                                         Name & Title:  F. Randal Hunt
                                                        --------------
                                                        CFO & Sr. Vice President
                                                        ------------------------
                                         Address:       167 John Vertente Blvd.
                                                        ----------------------
                                                        New Bedford, MA  02745
                                                        ----------------------
                                         Telephone:     (508) 910-3200
                                                        --------------

                                                                    Exhibit 99.1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: July 2001




1.   Payroll:  State the amount of all executive wages paid and taxes withheld
     -------
               and paid.

          Name and Title of Executive                               Wages Paid                 Taxes Withheld
          ---------------------------
                                                                Gross          Net           Due            Paid
                                                                -----          ---           ---            ----
          Robert D. Elliott        CEO & President              30,769        18,992             0          11,486

          F. Randal Hunt           CFO & Sr. Vice President     11,923         7,158             0           3,875

          Martin Hudis             Sr. VP Technology            15,385        10,159             0           3,843

          TOTALS                                                58,076        36,309             0          19,204

                                                                    Exhibit 99.1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: July 2001

2.   Insurance:  Is workers' compensation and other insurance in effect? Yes
     ----------
                 Are payments current?  Yes
                 If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

                                                 Coverage                  Expiration               Date

     Type                     Carrier Name
     ----                     ------------

                                             Amount    Policy #       Date                     Premium Coverage
                                             ------    --------       ----                     ----------------
     Homeowners               NONE
     Rental Property          NONE
     Liability                See Attached
     Vehicle
     Workers Compensation     See Attached

3. Bank Accounts

                                                  Payroll     Operating    Operating   Operating   WComp
                                                  -------     ---------    ---------   ---------   -----
Bank Name                                        Citizens      Citizens      Fleet       Fleet     Fleet
Account #                                      110315-944-2  1103-159-450  9429117763   50010879  52153420
Beginning Book Balance                              6242.71    1727785.75   378983.57   -2426.56         0
Plus: Deposits                                    531963.58    4795282.47  4046527.72          0         0
Less: Disbursements                               536524.31    3674848.68                      0         0
Other: Transfers In/Out                                                    4068329.42
                                                                           ----------

Ending Book Balance                                 1681.98    2848219.54   357181.87   -2426.56         0

3. Bank Accounts-continued

                                                   Savings         Checking          Payroll                TOTALS
                                                   -------         --------          -------                ------
Bank Name                                         Citizens          Keybank           Fleet
Account #                                          114-6427517      19968100261       005119-1739
Beginning Book Balance                                       0             2.82                 0              2110588.29
Plus: Deposits                                               0                                  0              9373773.77
Less: Disbursements                                          0                0                 0             -4211372.99
Other: Transfers In/Out                                                                                       -4068329.42
                                                                                                              -----------

Ending Book Balance                                          0             2.82                 0              3204659.65

4. Post-petition Payments:  List any post-petition payments to professionals and
   -----------------------
                            payments on post-petition debts in the schedule below (attach separate sheet if necessary).

      Payments To/On                    Amount               Date                Check #
      --------------                    ------               ----                -------
Professionals (attorneys,
 accountants, etc.)
Argus Management                     16,731.04           07/20/01          Wire transfer
Argus Management                     11,188.80           07/25/01          Wire transfer

Pre-petition debts:                  None

                                                        Coverage                           Expiration

Type              Carrier
----              -------
                  Name
                  ----
                                                  Amount           Policy #            Date        Premium Coverage
                                                  ------           --------            ----        ----------------
Liability         Royal & Sun Alliance            44,010,000     #PLA 3793390004       12/31/01     12/31/00-12/31/01

Flood Ins         National Flood Ins. Program      1,000,000     #3000  240294         03/07/02     03/07/01-03/07/02

Property          American & Foreign Ins. Co.     15,115,000     #A IB 009515 000Y     12/31/01     12/31/00-12/31/01

Property          Affiliated FM Ins Co            89,112,103     #AL 100               12/31/01     12/31/00-12/31/01

Auto              Royal & Sunalliance              3,038,000     #AMHX 18469           12/31/01     12/31/00-12/31/01

Liability         American & Foreign Ins. Co       7,110,000     #A ST-112753 0004     12/31/01     12/31/00-12/31/01

D&O               Chubb Group                      7,500,000         #81303380         12/31/01     07/19/01-12/31/01

Workers Comp      Fidelity & Deposit               2,800,000     #LPM 83350850         11/01/01     11/01/00-11/01/01
                  (Fid. Bond)                                                3

Workers Comp      Ins Safety Nat. Casualty         3,956,910     #AGC539MA             11/01/01     11/01/00-11/01/01
                  (Excess)

Workers Comp      Kemper (AL & TX)                 1,500,000     #3CM6236100           10/01/01     10/01/00-10/01/01